UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 17, 2005 (October 13, 2005)
US Dataworks, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-15835	84-1290152

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5301 Hollister Road, Suite 250 Houston, TX	77040

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (713) 934-3855

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On October 13, 2005, US Dataworks, Inc. (the “Company”) amended and restated its 10% convertible debenture effective September 15, 2005 in the principal amount of $768,199.24, issued by the Company for the benefit of Peter Simons. A copy of the Amended and Restated 10% Convertible Debenture is attached as Exhibit 4.1 to this Current Report on Form 8-K. This convertible debenture, originally dated September 15, 2004, was amended to extend the payment of the principal due and payable on September 15, 2005 until September 15, 2006. In consideration of this amendment, the Company issued to Mr. Simons a common stock purchase warrant to purchase up to 650,000 shares of the Company’s common stock at an exercise price of $0.59 per share. The warrant will expire on September 15, 2008. The Common Stock Purchase Warrant is attached as Exhibit 4.2 to this Current Report on Form 8-K.
In connection with the issuance of the warrant, the Company and Mr. Simons entered into a Registration Agreement effective September 15, 2005, pursuant to which the Company agrees to use its commercially reasonable efforts to (i) prepare and file with the Commission a registration statement on such form as necessary to register and qualify the shares of the Company’s common stock underlying the warrant, and (ii) cause such registration statement to become effective by March 15, 2006. A copy of the Registration Agreement is attached as Exhibit 4.3 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth in Item 1.01 of this Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.
The disclosure set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02 with respect to the issuance of the warrant to purchase common stock. The issuance of the warrant was made pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.
     (c)    Exhibits
4.1	Amended and Restated 10% Convertible Debenture effective September 15, 2005 issued by the Company for the benefit of Peter Simons.

4.2	Common Stock Purchase Warrant issued as of September 15, 2005 by the Company for the benefit of Peter Simons.

4.3	Registration Agreement by and between the Company and Peter Simons effective September 15, 2005.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date October 17, 2005	/s/ John S. Reiland
John S. Reiland
Chief Financial Officer

Exhibit Index
4.1	Amended and Restated 10% Convertible Debenture effective September 15, 2005 issued by the Company for the benefit of Peter Simons.

4.2	Common Stock Purchase Warrant issued as of September 15, 2005 by the Company for the benefit of Peter Simons.

4.3	Registration Agreement by and between the Company and Peter Simons effective September 15, 2005.